Subsequent Events	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a)
In October 2018, Teekay LNG sold the African Spirit Suezmax tanker for net proceeds of $12.8 million. In November 2018, Teekay LNG reached an agreement to sell the European Spirit Suezmax tanker for net proceeds of $15.7 million. Teekay LNG expects to deliver the vessel to the buyer in late-2018.

b)
In November 2018, Teekay LNG refinanced its $190 million revolving credit facility, which was scheduled to mature in November 2018, with a new $225 million revolving credit facility maturing in November 2020.

c)
In November 2018, Teekay Tankers completed an $84.7 million sale-leaseback financing transaction relating to four of its vessels including two Aframax tankers, one Suezmax tanker and one LR2 product tanker. Each vessel is leased on a bareboat charter with terms ranging from 10 to 12 years, with fixed daily rates on the charters ranging between $5,000 to $7,000, with purchase options for all four vessels throughout the lease term beginning in October 2021. Teekay Tankers also has the option to purchase each vessel upon maturity of the bareboat charters. Proceeds from the sale-leaseback transaction were used to refinance one of Teekay Tankers' corporate revolving credit facilities, which had an outstanding balance of $47.6 million as at September 30, 2018 and which was scheduled to mature in November 2018, and to prepay a portion of one of Teekay Tankers' debt facilities.

d)
In November 2018, Teekay Tankers entered into a working capital loan facility agreement which provides available aggregate borrowings of up to $40.0 million and which is expected to increase Teekay Tankers' liquidity by approximately $20.0 million.

e)
In July 2018, Teekay Parent agreed to sell its 43.5% ownership interest in Magnora ASA (formerly Sevan Marine ASA) for total consideration of approximately $27 million. This transaction was completed in November 2018.

f)
In October 2018, Teekay Offshore entered into a settlement agreement with Petróleo Brasileiro S.A. and Petroleo Netherlands B.V. - PNBV S.A. in relation to the previously-terminated charter contracts of the HiLoad DP unit and Arendal Spirit UMS. As part of the settlement agreement, Petrobras and Petroleo Netherlands B.V. - PNBV S.A. have agreed to pay a total amount of $96.0 million to Teekay Offshore, which includes $55.0 million that is payable unconditionally in November 2018, and amounts of $22.0 million payable in late-2020 and $19.0 million payable in late-2021, which are available to be reduced by 40% of any revenues paid prior to the end of 2021 by Petrobras and Petroleo Netherlands B.V. - PNBV S.A. under any new charter contracts entered into subsequent to October 25, 2018 relating specifically to the Arendal Spirit UMS and the Cidade de Rio das Ostras and Piranema Spirit FPSO units.